                                                                   Exhibit 10.14

                                 AVANTGO, INC.

                            1997 STOCK OPTION PLAN

                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------

Gregory Waldorf
221 Santa Rita Ave.
Palo Alto, CA 94301


     You have been granted an option to purchase Common Stock ("Common Stock")
                                                                ------------
of AvantGo, Inc. (the "Company") as follows:
                       -------

     Board Approval Date:                  07/15/99

     Date of Grant (Later of Board
               Approval Date or
               Commencement of
               Employment/Consulting):     07/15/99

     Vesting Commencement Date:            07/15/99

     Exercise Price Per Share:             $2.50

     Total Number of Shares Granted:       20,000

     Total Exercise Price:                 $50,000.00

     Type of Option:                       ___ Incentive Stock Option ("ISO")
                                                                        ---
                                            X  Nonstatutory Stock Option ("NSO")
                                           ---                             ---

     Term/Expiration Date:                 7/14/2009

     Vesting Schedule                      This Option may be exercised
                                           immediately, in whole or in part, and
                                           shall vest in accordance with the
                                           following schedule: 1/6/th/ of the
                                           Shares subject to the Option shall
                                           vest and become exercisable on the
                                           six (6) month anniversary of the
                                           Vesting Commencement Date; and
                                           1/36/th/ of the total number of
                                           Shares subject to the Option shall
                                           vest on the 15/th/ of each month
                                           thereafter; provided, however, that
                                           100% of the Shares subject to this
                                           option shall become vested and
                                           immediately exercisable if the
                                           Optionee is terminated immediately
                                           following a transaction pursuant to
                                           Section 11(c) of the 1997 Stock
                                           Option Plan.

    Termination Period:                   This Option may be exercised for 45
                                          days after termination of employment
                                          or consulting relationship except as
                                          set out in Sections 6 and 7 of the
                                          Stock Option Agreement (but in no
                                          event later than the Expiration Date).


    By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1997 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

Jeff Webber:                              AvantGo, Inc.:

/s/ Jeffrey T. Webber                         /s/ Felix Lin
______________________________            By: _________________________________
Signature

    Jeffrey T. Webber                        Felix Lin, CEO
______________________________            _____________________________________
Print Name                                    Print Name and Title

                                      -2-